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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)         October 16, 1997
                                                   --------------------------





                              LADD FURNITURE, INC.
             (Exact name of registrant as specified in its charter)





 North Carolina                  0-11577                     56-1311320

  (State or other             (Commission                 (I.R.S. Employer
   jurisdiction                File Number)               Identification No.)
 of Incorporation)
==========================================================================



One Plaza Center, Box HP-3, High Point, North Carolina            27261-1500

 (Address of principal executive offices)                         (Zip Code)
============================================================================


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE         (910) 889-0333
                                                    --------------------------


                                       N/A
         (Former name or former address, if changed since last report.)







                                                         1

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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable.


ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable.


ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable.


ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not Applicable.


ITEM 5.           OTHER EVENTS.

                  On October 16, 1997, the Registrant issued a press release reporting its 1997 third quarter results of operations. The press release is attached hereto as Exhibit 10.1, the supplemental financial data submitted to stock analysts is attached as Exhibit 10.2, and pro forma adjusted third quarter 1996 schedule submitted to stock analysts is attached as Exhibit 10.3.


ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  a)       Exhibits

                           10.1     Press Release dated October 16, 1997.

                           10.2 Supplemental Financial Data submitted to stock analysts dated October 16, 1997.


                                                         2

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                           10.3     Pro forma adjusted third quarter 1996
                                    schedule submitted to stock analysts.




ITEM 8.           CHANGE IN FISCAL YEAR.

                  Not Applicable.

                                                         3

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                LADD FURNITURE, INC.


Date:  October 22, 1997         By: /s/William S. Creekmuir
                                   -----------------------
                                      William S. Creekmuir

                                Title: Executive Vice President, Chief Financial
                                        Officer, Treasurer and Secretary




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